UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


September 28, 2001
------------------------------------------------
Date of Report (Date of earliest event reported)


MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Asset Securitization Trust 2001-1 Mortgage Pass-Through Certificates, Series 2001-1)



                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                333-79283-04               06-1204982
--------------------------------------------------------------------------------
     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York                     10019
--------------------------------------------------------------------------------
   (Address of principal executive offices)                      (Zip Code)



                                 (212) 713-2000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.   Other Events
          ------------

          On September 28, 2001 (the "Closing Date"), Mortgage Asset Securitization Transactions, Inc. (the "Company") issued the Company's MASTR Asset Securitization Trust 2001-1 Mortgage Pass-Through Certificates, Series 2001-1, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-X, Class PO, Class A-R, Class A-LR, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $238,175,551. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2001 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Cendant Mortgage Corporation, as transferor and servicer, Bishop's Gate Residential Mortgage Trust, as transferor and Wells Fargo Bank Minnesota, N.A., as trustee. The Offered Certificates, together with the Company's MASTR Asset Securitization Trust 2001-1 Mortgage Pass-Through Certificates, Series 2001-1, Class B-4, Class B-5 and Class B-6 (collectively, the "Certificates") represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund (the "Trust Fund"), the property of which is, as of the Closing Date, primarily comprised of a pool of closed-end, fixed-rate loans which are secured by first lien mortgages or deeds of trust on residential one- to four-family properties.

ITEM 7.   Financial Statements and Exhibits
          ---------------------------------

          (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------------                         -----------

      (EX-4) Pooling and Servicing Agreement, dated as of September 1, 2001, among Mortgage Asset Securitization Transactions, Inc., Cendant Mortgage Corporation, Bishop's Gate Residential Mortgage Trust and Wells Fargo Bank Minnesota, N.A.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.

October 10, 2001

                                   By: /s/ Hugh Corcoran
                                      ----------------------------------------
                                      Name:  Hugh Corcoran
                                      Title: Executive Director



                                   By: /s/ Peter Ma
                                      ----------------------------------------
                                      Name:  Peter Ma
                                      Title: Director

                                INDEX TO EXHIBITS
                                -----------------

                                                                   Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(EX-4)                  Pooling and Servicing                           E
                        Agreement, dated as of
                        September 1, 2001, among
                        Mortgage Asset Securitization
                        Transactions, Inc., Cendant
                        Mortgage Corporation, Bishop's
                        Gate Residential Mortgage Trust
                        and Wells Fargo Bank Minnesota,
                        N.A.